UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-09377

The Gabelli Dividend Growth Fund
(Exact name of registrant as specified in charter)

One Corporate Center Rye, New York 10580-1422
(Address of principal executive offices) (Zip code)

Bruce N. Alpert Gabelli Funds, LLC One Corporate Center Rye, New York 10580-1422
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Dividend Growth Fund

Annual Report — December 31, 2017

To Our Shareholders,

For the year ended December 31, 2017, the net asset value (“NAV”) per Class AAA Share of The Gabelli Dividend Growth Fund increased 12.1% compared with an increase of 21.8% for the Standard & Poor’s (“S&P”) 500 Index. Other classes of shares are available. See page 2 for performance information for all classes of shares.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2017.

Performance Discussion (Unaudited)

The Fund’s primary investment objective is to provide long term growth of capital. Current income is a secondary objective of the Fund.

The Fund’s strategy is to invest at least 80% of its net assets in dividend paying stocks. In addition to seeking out stocks that pay a dividend, the Fund will focus on stocks that the portfolio manager believes are well positioned to increase their dividend over the long term. In selecting investments, the portfolio manager will consider, among other things, the market price of the issuer’s securities, earnings expectations, dividend paying and other earnings and price histories, balance sheet characteristics, and perceived management skills. The portfolio manager will also consider changes in economic and political outlooks as well as individual corporate developments.

After a sluggish start to the year, the U.S. economy grew at a faster than anticipated 3.1% and 3.3% in the second and third quarters, respectively. At 4.1%, unemployment stands at a ten-year low while consumers’ wealth of nearly $97 trillion is at an all-time high. Housing starts of 1.3 million units continue their steady increase, but remain comfortably below the prior peak of 2.2 million units. The U.S. is in its ninth year of economic expansion, making this the third longest expansion at 101 months, trailing only 1961-1969 and 1991-2001 (those expansions were 106 and 120 months, respectively). Perhaps as important, the global economy is in synchronized expansion. For all of 2017, the Eurozone is set to grow 2.2%, its fastest since 2007, while Japan has accelerated to 1.5%; China is likely to post growth of 6.7%. The stock market rose in the latter half of the year, following President Trump’s agenda on tax reform, deregulation, and fiscal stimulus, benefiting the Fund. The Federal Reserve raised the Federal Funds rate for the fifth time since October of 2014, now ranging from 1.25%-1.50%.

Dividends are an important element in the historical returns of stocks. They provide current income and a growing income stream over time. During the fourth quarter of 2017, U.S. companies continued to increase their dividends. At the end of the quarter, the dividend yield on the S&P 500 was approximately 1.9%, which was below the yield on the 10-year US Treasury, which was closer to 2.5%.

Among the better performing stocks for the fiscal year were PayPal Holdings Inc. (2.1% of net assets as of December 31, 2017), who sold its credit portfolio to Synchrony Financial and then acquired Swift Financial and TIO Networks, Apple Inc. (2.5%) who announced a cash dividend of $0.63 per share of common stock, which paid out on November 16, and Aptiv Plc. (1.8%) which is the name of the electronics company left after Delphi Automotive spun off its automotive powertrain operations in September 2017.

Some of our weaker performers were Allergan Plc. (2.1%), a pharmaceutical company who had massive negative earnings reported in 2017, American International Group (5.1%), or AIG, a multinational insurance company whose stock underperformed in 2017, and Kraft Heinz Co. (2.2%) the fifth-largest food and beverage company in the world.

Thank you for your investment in The Gabelli Dividend Growth Fund.

We appreciate your confidence and trust.

Comparative Results

Average Annual Returns through December 31, 2017 (a) (Unaudited)					Since Inception
	1 Year	5 Year	10 Year	15 Year	(8/26/99)
Class AAA (GABBX)	12.11%	10.46%	5.95%	8.95%	5.88%
S&P 500 Index	21.83	15.79	8.50	9.92	5.76
Lipper Large Cap Value Fund Average	16.06	13.99	6.86	8.88	5.61
Class A (GBCAX)	12.15	10.47	5.96	8.98	5.91
With sales charge (b)	5.70	9.17	5.34	8.55	5.56
Class C (GBCCX)	11.32	9.65	5.16	8.20	5.29
With contingent deferred sales charge (c)	10.32	9.65	5.16	8.20	5.29
Class I (GBCIX)	13.26	10.96	6.32	9.28	6.14

In the current prospectuses dated April 28, 2017, the expense ratios for Class AAA, A, C, and I Shares are 2.00%, 2.00%, 2.75%, and 1.75%, respectively, and the net expense ratios for these classes after contractual reimbursements by Gabelli Funds, LLC, (the “Adviser”) are 2.00%, 2.00%, 2.75%, and 1.00%, respectively. See page 8 for the expense ratios for the year ended December 31, 2017. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A and C Shares is 5.75% and 1.00%, respectively.

(a)  Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Returns would have been lower had the Adviser not reimbursed certain expenses of the Fund. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. The Lipper Large Cap Value Fund Average reflects the average performance of mutual funds classified in this particular category. Dividends are considered reinvested. You cannot invest directly in an index. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares and Class C Shares on December 31, 2003 and the Class I Shares on June 30, 2004. The actual performance of the Class A and Class C Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The actual performance for the Class I Shares would have been higher due to the lower expenses related to this class of shares.

(b)  Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

(c)   Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GABELLI DIVIDEND GROWTH FUND (CLASS AAA SHARES) AND S&P 500 INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Gabelli Dividend Growth Fund

Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from July 1, 2017 through December 31, 2017	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2017.

	Beginning Account Value	Ending Account Value	Annualized Expense	Expenses Paid During
	07/01/17	12/31/17	Ratio	Period*
The Gabelli Dividend Growth Fund
Actual Fund Return
Class AAA	$1,000.00	$1,063.50	2.05%	$10.66
Class A	$1,000.00	$1,063.80	2.05%	$10.66
Class C	$1,000.00	$1,059.80	2.81%	$14.59
Class I	$1,000.00	$1,069.60	1.00%	$ 5.22
Hypothetical 5% Return
Class AAA	$1,000.00	$1,014.87	2.05%	$10.41
Class A	$1,000.00	$1,014.87	2.05%	$10.41
Class C	$1,000.00	$1,011.04	2.81%	$14.24
Class I	$1,000.00	$1,020.16	1.00%	$ 5.09

*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 365.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of December 31, 2017:

The Gabelli Dividend Growth Fund

Financial Services	29.5%
Health Care	15.3%
Computer Software and Services	11.5%
Diversified Industrial	7.9%
Energy	7.9%
Food and Beverage	7.1%
Specialty Chemicals	6.5%
Retail	2.9%
Automotive: Parts and Accessories	2.2%
Energy Services	1.9%
Metals and Mining	1.9%

Telecommunications	1.7%
Media	1.6%
Transportation	1.1%
Semiconductors	0.8%
Cable and Satellite	0.7%
Entertainment	0.7%
Business Services	0.6%
Other Assets and Liabilities (Net)	(1.8)%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554).The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Dividend Growth Fund

Schedule of Investments — December 31, 2017

			Market
Shares		Cost	Value

	COMMON STOCKS — 101.8%
	Automotive: Parts and Accessories — 2.2%
6,000	Aptiv plc	$370,336	$508,980
2,000	Delphi Technologies plc†	70,540	104,940

		440,876	613,920

	Business Services — 0.6%
1,500	Visa Inc., Cl. A	137,987	171,030

	Cable and Satellite — 0.7%
4,000	DISH Network Corp., Cl. A†	196,682	191,000

	Computer Software and Services — 11.5%
600	Alphabet Inc., Cl. C†	324,200	627,840
4,200	Apple Inc.	303,303	710,766
23,000	Hewlett Packard Enterprise Co.	326,847	330,280
12,000	Microsoft Corp.	330,073	1,026,480
12,000	Oracle Corp.	527,576	567,360

		1,811,999	3,262,726

	Diversified Industrial — 7.9%
800	Acuity Brands Inc.	129,593	140,800
45,000	General Electric Co.	1,152,560	785,250
6,000	Honeywell International Inc.	210,351	920,160
7,500	Rexnord Corp.†	175,412	195,150
3,500	Textron Inc.	163,707	198,065

		1,831,623	2,239,425

	Energy — 7.9%
7,000	Anadarko Petroleum Corp.	418,203	375,480
17,000	Baker Hughes, a GE Company	795,724	537,880
7,500	National Fuel Gas Co.	404,382	411,825
9,000	Phillips 66	704,054	910,350

		2,322,363	2,235,535

	Energy Services — 1.9%
11,000	Halliburton Co.	503,280	537,570

	Entertainment — 0.7%
6,000	Twenty-First Century Fox Inc., Cl. A	185,330	207,180

	Financial Services — 29.5%
9,000	American Express Co.	547,008	893,790
24,000	American International Group Inc.	1,038,262	1,429,920
15,000	Bank of America Corp.	382,774	442,800
21,500	Citigroup Inc.	965,902	1,599,815
13,100	JPMorgan Chase & Co.	609,460	1,400,914
15,500	Legg Mason Inc.	562,399	650,690
14,000	Morgan Stanley	234,537	734,580
8,000	PayPal Holdings Inc.†	294,553	588,960
1,750	State Street Corp.	172,078	170,818
2,900	Willis Towers Watson plc	369,830	437,001

		5,176,803	8,349,288

			Market
Shares		Cost	Value

	Food and Beverage — 7.1%
4,000	Diageo plc, ADR	$452,378	$584,120
19,000	Mondelēz International Inc., Cl. A	635,514	813,200
8,000	The Kraft Heinz Co.	665,501	622,080

		1,753,393	2,019,400

	Health Care — 15.3%
3,700	Allergan plc	805,716	605,246
5,487	Bristol-Myers Squibb Co.	172,421	336,243
6,500	Gilead Sciences Inc.	464,546	465,660
1,500	Medtronic plc	121,995	121,125
20,500	Merck & Co. Inc.	1,051,486	1,153,535
33,500	Pfizer Inc.	950,150	1,213,370
6,000	Zoetis Inc.	184,011	432,240

		3,750,325	4,327,419

	Media — 1.6%
13,000	TEGNA Inc.	191,374	183,040
6,000	Tribune Media Co., Cl. A	223,236	254,820

		414,610	437,860

	Metals and Mining — 1.9%
14,000	Newmont Mining Corp.	467,229	525,280

	Retail — 2.9%
17,000	Macy’s Inc.	484,466	428,230
7,000	Starbucks Corp.	395,388	402,010

		879,854	830,240

	Semiconductors — 0.8%
2,000	NXP Semiconductors NV†	230,534	234,180

	Specialty Chemicals — 6.5%
25,820	DowDuPont Inc.	896,106	1,838,900

	Telecommunications — 1.7%
7,500	T-Mobile US Inc.†	457,172	476,325

	Transportation — 1.1%
800	AMERCO	297,496	302,328

	TOTAL COMMON STOCKS	21,753,662	28,799,606

	TOTAL INVESTMENTS —101.8%	$21,753,662	28,799,606

	Other Assets and Liabilities (Net) — (1.8)%		(512,045)

	NET ASSETS — 100.0%		$28,287,561

†         Non-income producing security.

ADR   American Depositary Receipt

See accompanying notes to financial statements.

The Gabelli Dividend Growth Fund

Statement of Assets and Liabilities

December 31, 2017

Assets:
Investments, at value (cost $21,753,662)	$28,799,606
Cash	588
Receivable for Fund shares sold	61,595
Receivable for investments sold	38,097
Receivable from Adviser	7,163
Prepaid expenses	26,705
Dividends receivable	40,302

Total Assets	28,974,056

Liabilities:
Payable for Fund shares redeemed	43,389
Payable for investments purchased	163,104
Payable for investment advisory fees	24,510
Payable for distribution fees	6,202
Line of credit payable	388,000
Other accrued expenses	61,290

Total Liabilities	686,495

Net Assets (applicable to 1,650,378 shares outstanding)	$28,287,561

Net Assets Consist of:
Paid-in capital	$21,382,452
Accumulated net realized gains on investments	(140,835)
Net unrealized appreciation on investments	7,045,944

Net Assets	$28,287,561

Shares of Beneficial Interest, each at $0.001 par value; unlimited number of shares authorized:
Class AAA:
Net Asset Value, offering, and redemption price per share ($17,154,975 ÷ 995,362 shares outstanding)	$17.23

Class A:
Net Asset Value and redemption price per share ($3,682,599 ÷ 214,174 shares outstanding)	$17.19

Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$18.24

Class C:
Net Asset Value and offering price per share ($1,968,797 ÷ 124,648 shares outstanding)	$15.79	(a)

Class I:
Net Asset Value, offering, and redemption price per share ($5,481,190 ÷ 316,194 shares outstanding)	$17.33

(a)	Redemption price varies based on the length of time held.

Statement of Operations

For the Year Ended December 31, 2017

Investment Income:
Dividends (net of foreign withholding taxes of $113)	$739,155
Interest	11,918
Other Income*	38

Total Investment Income	751,111

Expenses:
Investment advisory fees	290,841
Distribution fees - Class AAA	43,719
Distribution fees - Class A	9,301
Distribution fees - Class C	22,575
Registration expenses	51,715
Shareholder communications expenses	47,915
Shareholder services fees	33,858
Legal and audit fees	33,055
Trustees’ fees	30,000
Custodian fees	7,508
Interest expense	286
Miscellaneous expenses	16,625

Total Expenses	587,398

Less: Expenses reimbursed by Adviser (See Note 3)	(44,685)

Total Reimbursements	(44,685)

Net Expenses	542,713

Net Investment Income	208,398

Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain on investments	4,403,232

Net change in unrealized appreciation/depreciation on investments	(1,226,569)

Net Realized and Unrealized Gain/(Loss) on Investments	3,176,663

Net Increase in Net Assets Resulting from Operations	$3,385,061

*	The Fund received a reimbursement of custody expenses paid in prior years.

See accompanying notes to financial statements.

The Gabelli Dividend Growth Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations:
Net investment income	$208,398	$117,967
Net realized gain on investments and foreign currency transactions	4,403,232	1,489,966
Net change in unrealized appreciation/depreciation on investments	(1,226,569)	1,127,889

Net Increase in Net Assets Resulting from Operations	3,385,061	2,735,822

Distributions to Shareholders:
Net investment income
Class AAA	(81,434)	(70,688)
Class A	(18,783)	(13,333)
Class I	(85,109)	(42,521)

	(185,326)	(126,542)

Net realized gain
Class AAA	(2,402,535)	(925,295)
Class A	(539,315)	(170,303)
Class C	(294,733)	(105,684)
Class I	(812,899)	(267,947)

	(4,049,482)	(1,469,229)

Total Distributions to Shareholders	(4,234,808)	(1,595,771)

Shares of Beneficial Interest Transactions:
Class AAA	175,057	(2,853,110)
Class A	136,355	105,432
Class C	(602,759)	976,972
Class I	568,631	309,490

Net Increase/(Decrease) in Net Assets from Shares of Beneficial Interest Transactions	277,284	(1,461,216)

Redemption Fees	—	125

Net Decrease in Net Assets	(572,463)	(321,040)
Net Assets:
Beginning of year	28,860,024	29,181,064

End of year (including undistributed net investment income of $0 and $0, respectively)	$28,287,561	$28,860,024

See accompanying notes to financial statements.

The Gabelli Dividend Growth Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions							Ratios to Average Net Assets/ Supplemental Data
Year Ended December 31	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income		Net Realized Gain on Investments	Total Distributions	Redemption Fees (a)(b)	Net Asset Value, End of Year	Total Return†	Net Assets, End of Year (in 000’s)	Net Investment Income (Loss)	Operating Expenses Before Reimbursement	Operating Expenses Net of Reimburse- ment and Credits		Portfolio Turnover Rate

Class AAA
2017	$17.93	$0.11	$2.07	$2.18	$(0.09)		$(2.79)	$(2.88)	—	$17.23	12.1%	$17,155	0.58%	2.01%	2.00%		60%
2016	17.12	0.07	1.82	1.89	(0.08)		(1.00)	(1.08)	$0.00	17.93	11.0	17,454	0.40	2.00	2.00	(c)	14
2015	18.74	0.06	(1.11)	(1.05)	(0.06)		(0.51)	(0.57)	0.00	17.12	(5.6)	19,536	0.32	1.91	1.91	(d)	15
2014	19.10	0.28	0.98	1.26	(0.27)		(1.35)	(1.62)	0.00	18.74	6.4	23,476	1.40	1.89	1.89	(e)	23
2013	15.10	0.11	4.66	4.77	(0.09)		(0.68)	(0.77)	0.00	19.10	31.7	25,051	0.64	2.00	2.00	(e)	12
Class A
2017	$17.89	$0.11	$2.08	$2.19	$(0.10)		$(2.79)	$(2.89)	—	$17.19	12.2%	$3,683	0.58%	2.01%	2.00%		60%
2016	17.09	0.07	1.81	1.88	(0.08)		(1.00)	(1.08)	$0.00	17.89	10.9	3,673	0.41	2.00	2.00	(c)	14
2015	18.70	0.06	(1.10)	(1.04)	(0.06)		(0.51)	(0.57)	0.00	17.09	(5.6)	3,432	0.33	1.91	1.91	(d)	15
2014	19.07	0.27	0.98	1.25	(0.27)		(1.35)	(1.62)	0.00	18.70	6.4	3,805	1.35	1.89	1.89	(e)	23
2013	15.09	0.12	4.64	4.76	(0.10)		(0.68)	(0.78)	0.00	19.07	31.6	3,062	0.66	2.00	2.00	(e)	12
Class C
2017	$16.68	$(0.04)	$1.94	$1.90	—		$(2.79)	$(2.79)	—	$15.79	11.3%	$1,969	(0.21)%	2.76%	2.75%		60%
2016	16.05	(0.06)	1.69	1.63	—		(1.00)	(1.00)	$0.00	16.68	10.1	2,620	(0.36)	2.75	2.75	(c)	14
2015	17.67	(0.07)	(1.04)	(1.11)	—		(0.51)	(0.51)	0.00	16.05	(6.3)	1,616	(0.42)	2.66	2.66	(d)	15
2014	18.11	0.11	0.95	1.06	$(0.15)		(1.35)	(1.50)	0.00	17.67	5.7	1,654	0.59	2.64	2.64	(e)	23
2013	14.39	(0.02)	4.42	4.40	(0.00	)(b)	(0.68)	(0.68)	0.00	18.11	30.6	1,630	(0.10)	2.75	2.75	(e)	12
Class I
2017	$18.01	$0.31	$2.09	$2.40	$(0.29)		$(2.79)	$(3.08)	—	$17.33	13.3%	$5,481	1.61%	1.76%	1.00%		60%
2016	17.19	0.15	1.83	1.98	(0.16)		(1.00)	(1.16)	$0.00	18.01	11.4	5,110	0.85	1.75	1.55	(c)	14
2015	18.82	0.11	(1.12)	(1.01)	(0.11)		(0.51)	(0.62)	0.00	17.19	(5.4)	4,597	0.57	1.65	1.65	(d)	15
2014	19.17	0.31	1.01	1.32	(0.32)		(1.35)	(1.67)	0.00	18.82	6.7	5,870	1.53	1.64	1.64	(e)	23
2013	15.15	0.16	4.67	4.83	(0.13)		(0.68)	(0.81)	0.00	19.17	32.0	4,066	0.89	1.75	1.75	(e)	12

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)

During the year ended December 31, 2017, and 2016, the Fund received reimbursements of custody expenses paid in prior years. Had such reimbursement (allocated by relative net asset values of the Fund’s share classes) been included in the 2016 calculation, the annualized expense ratios would have been 1.83% (Class AAA), 1.83% (Class A), 2.59% (Class C), and 1.39% (Class I). The 2017 reimbursement had no effect on the expense ratio.

(d)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the years ended December 31, 2015, there was no impact on the expense ratios.
(e)

Under an expense deferral agreement with the Adviser, the Adviser recovered from the Fund $10,696 and $16,430 for the years ended December 31, 2014 and 2013, respectively, representing in 2014 the balance outstanding of previously reimbursed expenses from the Adviser. Had such payments not been made, the expense ratios would have been 1.86% and 1.94% (Class AAA and Class A) 2.61% and 2.69% (Class C), and 1.61% and 1.69% (Class I).

See accompanying notes to financial statements.

The Gabelli Dividend Growth Fund

Notes to Financial Statements

1. Organization. The Gabelli Dividend Growth Fund was organized on May 13, 1999 as a Delaware statutory trust. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary objective is long term growth of capital with current income as a secondary objective. The Fund commenced operations on August 26, 1999.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (“GAAP”) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

The Gabelli Dividend Growth Fund

Notes to Financial Statements (Continued)

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2017 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Total Market Value at 12/31/17
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks(a)	$28,799,606	$28,799,606
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$28,799,606	$28,799,606

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have transfers between Level 1 and Level 2 during the year ended December 31, 2017. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

There were no Level 3 investments held at December 31, 2017 or 2016.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Gabelli Dividend Growth Fund

Notes to Financial Statements (Continued)

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. These book/ tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to utilization of equalization. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2017, reclassifications were made to decrease net investment income by $14,923 and increase distributions in excess of net realized gain on investments by $460,245, with an offsetting adjustment to paid-in capital.

The Gabelli Dividend Growth Fund

Notes to Financial Statements (Continued)

The tax character of distributions paid during the years ended December 31, 2017 and 2016 was as follows:

	Year Ended December 31, 2017	Year Ended December 31, 2016
Distributions paid from:*
Ordinary income (inclusive of short term capital gains)	$522,519	$130,567
Net long term capital gains	4,195,605	1,465,204

Total distributions paid	$4,718,124	$1,595,771

*	Total distributions paid differs from the Statement of Changes in Net Assets due to the utilization of equalization.

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2017, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized appreciation on investments	$6,905,110

At December 31, 2017, the temporary differences between book basis and tax basis unrealized appreciation on investments were primarily due to deferral of losses from wash sales for tax purposes.

The Fund is permitted to carry capital losses forward for an unlimited period. Capital losses that are carried forward will retain their character as either short term or long term capital losses.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2017:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$21,894,496	$8,030,095	$(1,124,985)	$6,905,110

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. As of December 31, 2017, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Trustees of the Fund who are affiliated persons of the Adviser.

From January 1 through September 30, 2016, the Adviser has agreed to waive its advisory fee and/or reimburse

The Gabelli Dividend Growth Fund

Notes to Financial Statements (Continued)

expenses of the Fund to the extent necessary to maintain the Fund’s annualized total operating expenses (exclusive of brokerage fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) through May 1, 2017 at no more than 2.00%, 2.00%, 2.75%, and 1.75%, respectively, of Class AAA, Class A, Class C, and Class I Shares’ average daily net assets. Effective October 1, 2016, the Adviser modified this agreement with respect to Class I Shares to waive its advisory fee and/or reimburse expenses in excess of 1% (with the same foregoing exclusions) of the value of the average Class I daily net assets. In addition, the Fund has agreed, during the two year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, that after giving effect to the repayment, such adjusted annualized total operating expenses of the Fund would not exceed the foregoing respective percentage limitations, as amended, after giving effect to the recovery by the Adviser. At December 31, 2017, the cumulative amount which the Fund may repay the Adviser is $53,831. The amended agreement is renewable annually.

For the year ended December 31, 2016, expiring December 31, 2018	$9,146
For the year ended December 31, 2017, expiring December 31, 2019	44,685

$53,831

The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $3,000 plus $500 for each Board meeting attended, and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended and the Chairman of the Audit Committee and the Lead Trustee each receive a $1,000 annual fee. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the “Distributor”), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2017, other than short term securities and U.S. Government obligations, aggregated $16,598,221 and $16,933,168, respectively.

6. Transactions with Affiliates and Other Arrangements. During the year ended December 31, 2017, the Fund paid $16,492 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser. Additionally, the Distributor retained a total of $1,035 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. The Adviser did not seek a reimbursement during the year ended December 31, 2017.

7. Line of Credit. The Fund participates in an unsecured line of credit, which expires on March 8, 2018 and may be renewed annually, of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at a floating rate equal to the higher of the overnight Federal Funds rate plus 125 basis points or the 30-day LIBOR plus 125 basis points in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations. At December 31, 2017, there was $388,000 outstanding under the line of credit.

The Gabelli Dividend Growth Fund

Notes to Financial Statements (Continued)

The average daily amount of borrowings outstanding under the line of credit during the year ended December 31, 2017 was $3,189 with a weighted average interest rate of 2.85%. The maximum amount borrowed at any time during the year ended December 31, 2017 was $388,000.

8. Shares of Beneficial Interest. The Fund offers four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA and Class I Shares are offered without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%, and Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended December 31, 2017 and 2016, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	56,207	$1,063,102	61,697	$1,073,262
Shares issued upon reinvestment of distributions	138,285	2,392,336	53,481	963,727
Shares redeemed	(172,903)	(3,280,381)	(282,562)	(4,890,099)

Net increase/(decrease)	21,589	$175,057	(167,384)	$(2,853,110)

Class A
Shares sold	25,092	$475,006	62,267	$1,115,330
Shares issued upon reinvestment of distributions	31,929	551,095	10,053	180,750
Shares redeemed	(48,157)	(889,746)	(67,852)	(1,190,648)

Net increase	8,864	$136,355	4,468	$105,432

Class C
Shares sold	30,219	$534,295	122,627	$2,069,082
Shares issued upon reinvestment of distributions	18,480	292,912	6,280	105,327
Shares redeemed	(81,133)	(1,429,966)	(72,556)	(1,197,437)

Net increase/(decrease)	(32,434)	$(602,759)	56,351	$976,972

Class I
Shares sold	71,449	$1,375,373	83,790	$1,483,847
Shares issued upon reinvestment of distributions	48,261	839,740	16,161	292,517
Shares redeemed	(87,263)	(1,646,482)	(83,633)	(1,466,874)

Net increase	32,447	$568,631	16,318	$309,490

9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

The Gabelli Dividend Growth Fund

Notes to Financial Statements (Continued)

10. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Dividend Growth Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

The Gabelli Dividend Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The Gabelli Dividend Growth Fund (the “Fund”), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Gabelli/GAMCO Funds investment companies since 1992.

Philadelphia, Pennsylvania

February 28, 2018

The Gabelli Dividend Growth Fund

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Dividend Growth Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[3]

INTERESTED TRUSTEES[4]:

Mario J. Gabelli, CFA Trustee Age: 75	Since 1999	32	Chairman, Chief Executive Officer, and Chief Investment Officer– Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies within the Gabelli/GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications)

INDEPENDENT TRUSTEES[5]:

Anthony J. Colavita Trustee Age: 82	Since 1999	28	President of the law firm of Anthony J. Colavita, P.C.	—

Vincent D. Enright Trustee Age: 74	Since 1999	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corp. (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics) (2008-2014); Director of the LGL Group, Inc. (diversified manufacturing) (2011-2014)

Mary E. Hauck Trustee Age: 75	Since 2000	11	Retired Senior Manager of the Gabelli-O’Connor Fixed Income Mutual Funds Management Company	—

Kuni Nakamura Trustee Age: 49	Since 2009	33	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate)	—

Werner J. Roeder Trustee Age: 77	Since 1999	23	Retired physician; Former Vice President of Medical Affairs (Medical Director) of New York Presbyterian/Lawrence Hospital (1999-2014)	—

The Gabelli Dividend Growth Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 66	Since 2003	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008

John C. Ball Treasurer Age: 41	Since 2017	Treasurer of all the registered investment companies within the Gabelli/GAMCO Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017; Vice President of State Street Corporation, 2007-2014

Agnes Mullady Vice President Age: 59	Since 2006	Officer of all of the registered investment companies within the Gabelli/GAMCO Fund Complex since 2006; President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2015; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Executive Vice President of Associated Capital Group, Inc. since 2016

Andrea R. Mango Secretary Age: 45	Since 2013	Vice President of GAMCO Investors, Inc. since 2016; Counsel of Gabelli Funds, LLC since 2013; Secretary of all registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of all closed-end funds within the Gabelli/GAMCO Fund Complex since 2014; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company, 2011-2013

Richard J. Walz Chief Compliance Officer Age: 58	Since 2013	Chief Compliance Officer of all of the registered investment companies within the Gabelli/ GAMCO Fund Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management, 2011-2013

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Fund’s By-Laws and Agreement and Declaration of Trust. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[4]

“Interested person” of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an “interested person” because of his affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser.

[5]	Trustees who are not interested persons are considered “Independent” Trustees.

THE GABELLI DIVIDEND GROWTH FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Sarah Donnelly joined Gabelli in 1999 as a junior research analyst working with the consumer staples and media analysts. Currently she is a Portfolio Manager of Gabelli Funds, LLC, a Senior Vice President and the Food, Household and Personal Care products research analyst for Gabelli & Company. In 2013, she was named the Health & Wellness research platform leader. Ms. Donnelly received a BS in Business Administration with a concentration in Finance and minor in History from Fordham University.

Robert D. Leininger, CFA, joined Gabelli in 1993 as a security analyst covering the beverage industry after earning his MBA from the Wharton School at the University of Pennsylvania. Bob rejoined Gabelli in 2010. He holds the Chartered Financial Analyst designation and is a member of the Financial Analyst Society of Philadelphia. Bob is a magna cum laude graduate of Amherst College with a degree in Economics. Since September 27, 2010, Bob has been a Portfolio Manager of the Gabelli Dividend and Income Trust. (NYSE:GDV) and since June 1, 2015 a Portfolio Manager of the Gabelli Equity Trust (NYSE:GAB).

Justin Bergner, CFA, is currently a Vice President at Gabelli & Company and a portfolio manager for Gabelli Funds LLC, the Adviser. Justin rejoined Gabelli & Company in 2013 as a research analyst covering Diversified Industrials, Home Improvement, and Transport companies. He began his investment career at Gabelli & Company in 2005 as a metals and mining analyst, and subsequently spent five years at Axiom International Investors as a senior analyst focused on industrial and healthcare stocks. Prior to business school, Mr. Bergner worked in management consulting at both Bain & Company and Dean & Company. A Chartered Financial Analyst, Mr. Bergner graduated cum laude from Yale University with a BA in Economics & Mathematics and received an MBA in Finance and Accounting from the Wharton School at the University of Pennsylvania.

2017 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended December 31, 2017, the Fund paid to shareholders ordinary income distributions (comprised of net investment income and short term capital gains) totaling $0.291, $0.294, $0.197, and $0.489 per share for Class AAA, Class A, Class C, and Class I Shares, respectively and long term capital gains totaling $4,195,605, or the maximum allowable. For the year ended December 31, 2017, 96.79% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income and 100% of ordinary income distribution was qualified short term capital gain pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 2.80% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010.

U.S. Government Income:

The percentage of the ordinary income distribution paid by the Fund during the year ended December 31, 2017 which was derived from U.S. Treasury securities was 0.63%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2017. The percentage of U.S. Government securities held as of December 31, 2017 was 0%. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

THE GABELLI DIVIDEND GROWTH FUND
One Corporate Center
Rye, New York 10580-1422 t 800-GABELLI (800-422-3554) f 914-921-5118 e info@gabelli.com
GABELLI.COM

Net Asset Value per share available daily by calling 800-GABELLI after 7:00 P.M.
BOARD OF TRUSTEES	OFFICERS
Mario J. Gabelli, CFA	Bruce N. Alpert President
Chairman and Chief
Executive Officer,	John C. Ball Treasurer
GAMCO Investors, Inc.
Executive Chairman,
Associated Capital Group Inc.
Agnes Mullady Vice President
Anthony J. Colavita
President,	Andrea R. Mango Secretary
Anthony J. Colavita, P.C.

Vincent D. Enright	Richard J. Walz Chief Compliance Officer DISTRIBUTOR
Former Senior Vice
President and Chief
Financial Officer,
KeySpan Corp.

Mary E. Hauck	G.distributors, LLC
Former Senior Portfolio
Manager,	CUSTODIAN
Gabelli-O’Connor Fixed	State Street Bank and Trust Company
Income Mutual Fund
Management Co.

Kuni Nakamura President,	TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Advanced Polymer, Inc.
DST Asset Manager
Werner J. Roeder	Solutions Inc.
Former Medical Director,
Lawrence Hospital	LEGAL COUNSEL Skadden, Arps, Slate, Meagher & Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Dividend Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB402Q417AR

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Vincent D. Enright is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $20,000 for 2016 and $20,000 for 2017.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2016 and $0 for 2017.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,700 for 2016 and $3,700 for 2017. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $20 for 2016 and $16 for 2017. The fees relate to Passive Foreign Investment Company identification database subscription fees billed on an annual basis.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) 100%

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $35,321 for 2016 and $36,986 for 2017.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of

Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

  Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Gabelli Dividend Growth Fund

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	3/09/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	3/09/2018

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date	3/09/2018

* Print the name and title of each signing officer under his or her signature.